                                                                    Exhibit 99.3


                          NOTICE OF GUARANTEED DELIVERY

                                       for

                                  TEVECAP S.A.

      This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Registered Exchange Offer (as defined below) of Tevecap S.A. ("Tevecap") made pursuant to the Prospectus, dated _______ __, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to The Chase Manhattan Bank (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus) or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The Registered Exchange Offer -- Guaranteed Delivery Procedures" section in the Prospectus. The term "Old Notes" means Tevecap's outstanding 12 5/8% Senior Notes due 2004, and the term "Old Securities" means the Old Notes together with the Subsidiary Guarantees (as defined in the Prospectus) of the Old Notes.

--------------------------------------------------------------------------------
THE REGISTERED EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON THE EARLIER OF ________ __, 1997 (UNLESS EXTENDED) OR THE DATE ON WHICH 100% OF THE OLD NOTES AND SUBSIDIARIES GUARANTEES (TOGETHER, THE "OLD SECURITIES") ARE VALIDLY TENDERED AND NOT WITHDRAWN (THE "EXPIRATION DATE"). TENDERED OLD SECURITIES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE REGISTERED EXCHANGE OFFER.
--------------------------------------------------------------------------------

              Deliver to: The Chase Manhattan Bank, Exchange Agent:

                       By Hand, Mail or Overnight Courier:

                              The Chase Manhattan Bank
                              450 West 33rd Street
                              15th Floor
                              New York, New York 10001

                              By Facsimile:
                              (212) 946-8177

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

      This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

      The undersigned hereby tenders to Tevecap, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Registered Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Securities set forth below pursuant to the guaranteed delivery procedure described in "The Registered Exchange Offer -- Guaranteed Delivery Procedures" section in the Prospectus and the Letter of Transmittal.


Principal Amount of Old Notes and
Subsidiary Guarantees                  Signature(s)__________________________

Tendered $ _______________             ______________________________________

Certificate Nos.
  (if available) _______________       Please Print the Following Information

                                       Names(s) of Registered Holders _______
                                       ______________________________________
Total Principal Amount
  Represented by Old Notes and
  Subsidiary Guarantees                Address ______________________________
  Certificate(s)_______________        ______________________________________

If Old Securities will be tendered by
book-entry transfer, provide the
following information:
                                      Area Code and Telephone Number(s)
DTC Account Number __________         ______________________________________

Dated:  __________, 1997

                                    GUARANTEE
                    (Not to be Used for Signature Guarantee)

      The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Securities pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm ________________         _________________________________________
                                           (Authorized Signature)

Address______________________         Name ____________________________________

_____________________________         Date ____________________________________
             Zip Code

Area Code and
Telephone Number ___________